UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2004

FRISCH’S RESTAURANTS, INC.

(Exact name of registrant as specified in its charter)

OHIO	1-7323	31-0523213
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 GILBERT AVENUE, CINCINNATI, OHIO	45206
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 513-961-2660

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

On October 15, 2004, the Company amended and restated its loan agreements with US Bank, NA. The new agreements increased the maximum amount that may be borrowed under the “Golden Corral” Credit Facility from $55,000,000 to $61,500,000. As $52,500,000 has already been drawn on the facility, the effect of the change was to increase the amount available to be drawn from $2,500,000 to $9,000,000.

The modifications also extended the time frame for borrowing from September 1, 2005 to September 1, 2006. Other provisions in the agreements were left substantially unchanged. Those provisions are summarized in the historical financial statements of the Company as filed on Forms 10-K and 10-Q. Copies of the new agreements will be filed as an exhibit in the Company’s next filing on Form 10-Q.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FRISCH’S RESTAURANTS, INC.
(registrant)
DATE October 19, 2004
	BY	/s/ Donald H. Walker
Donald H. Walker
Vice President - Finance and
Principal Financial Officer